UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 17, 2009

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 29, 2008, World Heart Corporation (the “Company”) received a NASDAQ Staff Deficiency Letter indicating that the Company does not comply with Marketplace Rule 4310(c)(7). This rule requires the Company to maintain a minimum of 500,000 publicly held shares for continued listing on the NASDAQ Capital Market. For purposes of this requirement, the number of publicly held shares excludes shares held by affiliates, including officers, directors, or ten percent shareholders.  On November 21, 2008, the Company submitted a specific plan to achieve and sustain compliance with all the NASDAQ Capital Market listing requirements, including the time frame for completion of the plan.

In accordance with the proposed plan, on November 6, 2008, the Company filed a Registration Statement on Form S-3 covering 12,950,000 shares of the Company’s Common Stock held by affiliates and others that were issued or are issuable in connection with the previously completed $30 million private placement transaction and recapitalization.  The Registration Statement was subsequently declared effective by the Securities and Exchange Commission (the “SEC”) on November 11, 2008.  Subsequently, as disclosed in filings with the SEC by two of the Company’s 10% shareholders, they sold on the open market to non-affiliates an aggregate of 242,104 shares of the Company’s Common Shares, which resulted in the Company having approximately 509,187 publicly held shares.

As a result of these sales, and with 12,950,000 million shares registered in November 2008 and available for trading on the open market, the Company believes it has exceeded the minimum requirement for continued listing on the NASDAQ Capital Market to maintain a minimum of 500,000 publicly held shares and can maintain compliance with Marketplace Rule 4310(c)(7) in the future.

A beneficial ownership table which sets forth information regarding the beneficial ownership of the Company’s common shares as of February 13, 2009 is attached hereto as Exhibit 99.1.  A calculation of the Company’s public float as of February 13, 2009 which shows compliance with Marketplace Rule 4310(c)(7) is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description of Exhibit.
99.1	Beneficial Ownership Table as of February 13, 2009

99.2	Calculation of Public Float as of February 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 17, 2009

WORLD HEART CORPORATION

	By:	/s/ David Pellone
	Name:	David Pellone
	Title:	Vice President, Finance and Chief Financial Officer